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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ___________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported)     FEBRUARY 27, 1995


                               ANDOVER TOGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
               DELAWARE                                  0-14674                                  13-5677957
   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification Number)
    Incorporation or Organization)

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                                 ONE PENN PLAZA
                            NEW YORK, NEW YORK 10119
              (Address of Principal Executive Offices) (Zip Code)




         Telephone Number, Including Area Code                212-244-0700




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Item 2.  Acquisition or Disposition of Assets


         On February 27, 1995, Andover Togs, Inc., a Delaware corporation (the "Company"), acquired the inventory, customer orders, trademarks and other intellectual property and certain machinery and equipment of Dobie Industries, Inc., a New York corporation ("Dobie"). The purchase price for the assets acquired is (i) a cash payment of $3,800,000 (subject to adjustment based upon a physical inventory); (ii) 100,000 shares of the Company's common stock, $.10 par value per share (the "Common Stock"); (iii) a warrant to purchase 50,000 shares of Common Stock (the "Warrant"), (iv) assumption of Dobie's lease obligation with respect to its So. Boston, Virginia facility, (v) assumption of Dobie's customer orders and (vi) contingent payments equal to 33 1/3% of the Company's pre-tax earnings (as defined) for the next five fiscal years up to a maximum of $4,000,000 and subject to yearly maximums. Dobie may require the Company to repurchase the 100,000 shares of Common Stock issued at the closing at a purchase price of $5.00 per share upon the expiration of five years from the closing. The Company and Dobie entered into a registration rights agreement with respect to the Common Stock issued at the closing and the Common Stock to be issued upon the exercise of the Warrant which provides, at the Company's expense, for one demand registration on Form S-3 and piggyback registration rights in any registered public offering by the Company of its Common Stock in which other stockholders participate.

         Dobie was engaged in the business of manufacturing childrens and ladies apparel. Dobie filed a petition under Chapter 11 of the Federal Bankruptcy Code on February 15, 1995. The sale of the specified assets to the Company was approved by the Bankruptcy Court on February 22, 1995. The Company will continue to use the assets acquired in the Company's business.

         At the closing, the Company issued and delivered 100,000 shares of Common Stock and the Warrant and paid an aggregate of $3,800,000 as follows:
$3,150,000 was paid to a secured creditor of Dobie on Dobie's account; $444,965.26 was deposited in escrow with Dobie's counsel to be held to satisfy specific indemnification items of Dobie and $205,034.74 was deposited in escrow with the Company's counsel pending final determination of the value of the inventory acquired. Following the closing, the Company and Dobie will agree upon the value of the inventory based upon a physical count and adjust the cash portion of the purchase price. The contingent payments will be paid over the next five years following the end of each fiscal year in an amount equal to 33 1/3% of the Company's pre-tax earnings (as defined) up to a maximum of $1,000,000 in each of the first two years, up to a maximum of $2,000,000 in each of the last three years and up to a maximum of $4,000,000 in the aggregate.

         The cash portion of the purchase price is being paid from the Company's own funds and from borrowings under the Company's existing revolving credit facilities with Chemical Bank and National Westminster Bank U.S.A.
                                       1
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Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired. It is impracticable to provide the required financial statements at the time this report is filed. The Company will file such statements as soon as practicable, but in no event more than sixty days from the date this report is required to be filed.

         (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information at the time this report is filed. The Company will file such information as soon as practicable, but in no event more than sixty days from the date this report is required to be filed.

         (c)      EXHIBITS

     2(a) Asset Purchase Agreement dated February 14, 1995 among Dobie Industries, Inc., Dobie Apparel Group, Inc. and Andover Togs, Inc., incorporated by reference to Exhibit 10(y) to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1994 (the "1994 10-K").

     4(a) Common Stock Purchase Warrant, dated February 27, 1995, issued to Dobie Industries, Inc. in respect of 50,000 shares of Common Stock, incorporated by reference to Exhibit 4(d) to the 1994 10-K.

     4(b)         Registration  Rights   Agreement,  dated  February  27, 1995,
                  between   Andover   Togs,  Inc.  and Dobie  Industries,  Inc.,
                  incorporated by reference to Exhibit 4(c) to the 1994 10-K.
                                       2

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANDOVER TOGS, INC.
                                   (Registrant)


March 13, 1995                     By:       Alan Kanis
                                       ----------------------------------------
                                       Alan Kanis, Treasurer and Chief Financial
                                         Officer
                                       3

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                               INDEX TO EXHIBITS


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
   EXHIBIT        DESCRIPTION

     2(a) Asset Purchase Agreement dated February 14, 1995 among Dobie Industries, Inc., Dobie Apparel Group, Inc. and Andover Togs, Inc., incorporated by reference to Exhibit 10(y) to the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1994 (the "1994 10-K").

     4(a) Common Stock Purchase Warrant, dated February 27, 1995, issued to Dobie Industries, Inc. in respect of 50,000 shares of Common Stock, incorporated by reference to Exhibit 4(d) to the 1994 10-K.

     4(b)         Registration   Rights   Agreement,  dated  February  27, 1995,
                  between   Andover   Togs,  Inc. and  Dobie  Industries,  Inc.,
                  incorporated by reference to Exhibit 4(c) to the 1994 10-K.

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